UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AST SPACEMOBILE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AST SpaceMobile, Inc.

Special Meeting of Stockholders and Proxy Statement

October 28, 2025

Dear Fellow Stockholder:

I cordially invite you to attend the Special Meeting of Stockholders (the “Special Meeting”) of AST SpaceMobile, Inc., which will be held online via live internet webcast on Friday, November 21, 2025, at 10:00 a.m., Eastern Time. To participate in the Special Meeting, you must register at www.proxydocs.com/ASTS before 9:30 a.m., Eastern Time on Friday, November 21, 2025. After completion of your registration by the registration deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

Attached to this letter are the Notice of Special Meeting of Stockholders and the Proxy Statement, which describe the business to be conducted at the Special Meeting. The record date for the Special Meeting is the close of business on October 15, 2025. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof.

Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

Abel Avellan
Chairman and Chief Executive Officer

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AST SpaceMobile, Inc.

Midland Intl. Air & Space Port

2901 Enterprise Lane

Midland, Texas 79706

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

When: Friday, November 21, 2025 at 10:00 a.m., Eastern Time

Where: Via live internet webcast at www.proxydocs.com/ASTS

We are pleased to invite you to the Special Meeting of Stockholders (the “Special Meeting”) of AST SpaceMobile, Inc. (the “Company”). The Special Meeting will be a virtual meeting, which will be conducted via live internet webcast. You will be able to attend the Special Meeting online by visiting www.proxydocs.com/ASTS. For more information about the Special Meeting, please see page 35 of the accompanying Proxy Statement.

For the Special Meeting, pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are mailing this proxy statement (the “Proxy Statement”) and related materials to our stockholders commencing on or about October 28, 2025. We are also making the proxy materials available to stockholders electronically via the internet at www.proxydocs.com/ASTS. Please review the accompanying Proxy Statement and proxy card for instructions on how to access these proxy materials online.

ITEMS OF BUSINESS:

1.	To approve the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan to increase the number of shares of the Company’s Class A Common Stock available for issuance thereunder and to extend the term of the plan; and
2.	To transact such other business that is properly presented at the Special Meeting and any adjournments or postponements thereof.

RECORD DATE:

You are entitled to vote if you were a stockholder of record at the close of business on October 15, 2025 (the “Record Date”).

HOW TO VOTE:

Your vote is important. Even if you plan to participate in the Special Meeting, please vote right away using one of the following advance voting methods. Please ensure you have your proxy card and follow the instructions in the accompanying Proxy Statement or on the proxy card.

Via the Internet before the Special Meeting: You may vote at www.proxypush.com/ASTS, 24 hours a day, seven days a week, up until 11:59 p.m., Eastern Time, on Thursday, November 20, 2025.

By phone: If you reside in North America, you may vote by telephone by calling the toll-free number provided on the voting website, www.proxydocs.com/ASTS, and on the proxy card. Telephone voting is 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Thursday, November 20, 2025.

By mail: You may vote by completing and mailing the proxy card. Mailed proxy cards must be received by the Company before 11:59 p.m., Eastern Time, on Thursday, November 20, 2025.

Via Remote Communication during the virtual Special Meeting: You can vote electronically during the Special Meeting. To be admitted to the Special Meeting, please visit www.proxydocs.com/ASTS. Stockholders or their legal proxies must enter the control number found on their proxy card. You can find instructions for voting online during the virtual Special Meeting on page 36 of the accompanying Proxy Statement.

Sincerely,

Abel Avellan
Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF THE STOCKHOLDERS OF AST SPACEMOBILE, INC. TO BE HELD ON:

FRIDAY, NOVEMBER 21, 2025, AT 10:00 A.M. (EASTERN TIME)

OUR PROXY STATEMENT IS AVAILABLE ONLINE AT:

www.proxydocs.com/ASTS

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PROXY STATEMENT SUMMARY

SPECIAL MEETING OF STOCKHOLDERS OF

AST SPACEMOBILE, INC.

TO BE HELD ON NOVEMBER 21, 2025

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider before voting and you should read the entire Proxy Statement before you vote. For more complete information regarding AST SpaceMobile, Inc.’s 2024 performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”).

INTRODUCTION

The Board of Directors (the “Board”) of AST SpaceMobile, Inc. (“AST,” the “Company,” “us,” “we,” “our,” and any related terms) is soliciting proxies from stockholders for its use at the Special Meeting of Stockholders (the “Special Meeting”), and at any adjournments or postponements thereof. The Special Meeting is scheduled to be held Friday, November 21, 2025, at 10:00 a.m., Eastern Time, in a virtual meeting format at www.proxydocs.com/ASTS.

PROPOSALS TO BE VOTED ON

Stockholders are being asked to vote on the following matters at the Special Meeting:

Proposal	Board Vote Recommendation
1. To approve the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan to increase the number of shares of the Company’s Class A Common Stock available for issuance thereunder and to extend the term of the plan	FOR

WHERE TO FIND MORE INFORMATION

Please see the “Other Information” section below for important information regarding the proxy materials, record date, voting shares and the Special Meeting.

LEARN MORE ABOUT AST SPACEMOBILE, INC.

You can learn more about the Company, view our corporate governance materials, and much more by visiting our website, www.ast-science.com. Information contained on, or that can be accessed through, our website is not incorporated into or a part of this Proxy Statement.

Please also visit the Special Meeting website at www.proxydocs.com/ASTS to easily access our proxy materials or vote via the Internet.

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PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

INTRODUCTION

We are holding the Special Meeting at 10:00 a.m. (Eastern Time) on Friday, November 21, 2025, or such later date or dates as such Special Meeting may be adjourned or postponed. The Special Meeting will be held entirely online via the virtual meeting portal, www.proxydocs.com/ASTS, and no option to attend the Special Meeting in-person will be available. For specific instructions on how to attend the Special Meeting, please see “How to Vote” beginning on page 35, below.

This Proxy Statement and the accompanying proxy card are being mailed on or about October 28, 2025, to all of our stockholders of record (as defined below) entitled to notice of, and to vote at, the Special Meeting (see “Who Can Vote” below). Copies of this Proxy Statement are available at www.proxydocs.com/ASTS. You can find copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as all our periodic and current reports filed with the U.S. Securities and Exchange Commission (the “SEC”) on the Internet at the SEC’s website, www.SEC.gov, or through the “Investors” section of our website at https://investors.ast-science.com/sec-filings. Except as specifically incorporated by reference herein, the information contained on our website is not part of these proxy solicitation materials.

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PROPOSAL NO. 1 - APPROVAL OF THE AMENDED AND RESTATED AST SPACEMOBILE, INC. 2024 INCENTIVE AWARD PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S CLASS A COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER AND TO EXTEND THE TERM OF THE PLAN

The Board of Directors is submitting the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan to our stockholders for approval.

Overview

We currently maintain the AST SpaceMobile, Inc. 2024 Incentive Award Plan (“2024 Plan”), which was originally adopted by the Board of Directors on July 29, 2024, subject to the approval of our stockholders at our 2024 annual meeting of stockholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, our stockholders approved the 2024 Plan. The 2024 Plan became effective on September 10, 2024.

The Company reserved 3,415,079 shares of Class A Common Stock for issuance pursuant to awards under the 2024 Plan. In addition, the number of shares available for issuance under the 2024 Plan may increase on each January 1st occurring following the 2024 Plan’s effective date in an amount up to 2,000,000 shares of Class A Common Stock as shall be determined by the 2024 Plan administrator. On December 4, 2024, in accordance with the evergreen feature, effective January 1, 2025, an additional 2,000,000 shares of Class A Common Stock were authorized by the 2024 Plan administrator to be issued under the 2024 Plan. As of the Record Date, 527,006 shares of Class A Common Stock remained reserved for issuance. Additionally, as of June 30, 2025, there were 3,428,851 outstanding RSUs and 67,000 outstanding stock options with a weighted average exercise price of $24.59 and a weighted average remaining contractual life of 9.51 years under the 2024 Plan.

At this Special Meeting, the Company is requesting that our stockholders approve the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan (the “Plan”), which would reserve an additional 10,000,000 shares of Class A Common Stock for the issuance of awards under the Plan. Additionally, the approval of the Plan would extend its expiration date from July 29, 2034, as set forth in the 2024 Plan, until October 6, 2035, unless terminated earlier by the Board.

The Board and the Compensation Committee believe that the Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

The Plan was adopted by the Board on October 6, 2025, subject to the approval of our stockholders. If approved by our stockholders, the Plan will become effective on November 21, 2025, the date of the Special Meeting, and it will remain in effect until October 6, 2035, unless terminated earlier by the Board. If approved by our stockholders, the Plan will amend and restate the 2024 Plan in its entirety.

We believe the reservation of an additional 10,000,000 shares of Class A Common Stock pursuant to the Plan, if approved by our stockholders, will provide us with a sufficient number of shares available for issuance under the Plan to continue to provide a range of equity incentive tools and sufficient flexibility to permit us to make effective use of the stock-based awards our stockholders authorize for incentive purposes.

If the Plan is not approved by our stockholders, the 2024 Plan will remain in effect in accordance with its terms, and the Company may continue to make awards thereunder.

The Plan is an omnibus plan that includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain foreign subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of Shares authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

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Summary of Material Plan Provisions

A copy of the Plan is included as Appendix A to this Proxy Statement. The following summary of material Plan provisions is not intended to be complete and is qualified in its entirety by the complete text of the Plan.

Administration

The Plan is administered by our Board of Directors which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the “administrator”), subject to certain limitations that may be imposed under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or stock exchange rules, as applicable. The administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Plan, subject to its express terms and conditions. The administrator will also set the terms and conditions of all awards under the Plan, including any vesting and vesting acceleration conditions.

Eligibility

All employees, consultants and non-employee directors of the Company, any parent of the Company or any affiliate of the Company are eligible to receive awards under the Plan. The administrator may, from time to time, select from among all eligible individuals those to whom an award shall be granted and shall determine the nature and amount of each award, consistent with the terms of the Plan. Therefore, we cannot at this time, determine the benefits to be allocated to any individual or to any group of employees. As of the Record Date, we had 408 employees (including one employee director), 5 non-employee directors and 21 consultants holding equity awards issued under the 2024 Plan.

Number of Shares Authorized

If the Plan is approved by our stockholders, the aggregate number of shares of Class A Common Stock available for issuance in connection with awards made under the Plan shall equal the sum of (i) 14,000,000 shares of Class A Common Stock plus (ii) one share for every one share available for award under the AST SpaceMobile, Inc. 2020 Incentive Award Plan (the “2020 Plan”) as of July 30, 2024 (1,415,079), for a total of 15,415,079 shares of Class A Common Stock. Any shares subject to an award under the 2020 Plan or the 2024 Plan that expire, are forfeited, otherwise terminate or are settled in cash, after September 10, 2024, are added to the shares reserved for issuance under the Plan. In addition, the number of shares available for issuance under the Plan may increase on each January 1st occurring following the Plan’s effective date in an amount up to 2,000,000 shares as shall be determined by the administrator.

Share Usage

Shares subject to awards that are forfeited, expire or otherwise terminate, or that are settled for cash, shall again be available for future grants under the Plan to the extent of such forfeiture, expiration, termination or cash settlement. In addition, the following shares shall be available for future grants: (i) shares tendered or withheld in payment of an option exercise price; (ii) shares tendered or withheld to satisfy tax withholding; (iii) shares subject to a stock appreciation right or other stock-settled award that are not issued in connection with the settlement or exercise of such award; and (iv) shares purchased on the open market by the Company with the cash proceeds received from the exercise of options.

Non-Employee Director Award Limit

The grant date fair value of equity-based awards granted plus the amount of any cash-based awards or other fees paid to a non-employee director during any calendar year shall not exceed $1,000,000. The administrator, in its discretion, may make exceptions to this limit in extraordinary circumstances, provided the non-employee director receiving such additional compensation does not participate in the decision to award such compensation.

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Types of Awards

Types of awards that can be granted under the Plan include stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, incentive units, other stock based or cash based awards, and dividend equivalent awards.

Stock Options

Stock options provide for the purchase of shares of Class A Common Stock in the future at an exercise price set on the grant date. Incentive stock options (ISOs), by contrast to nonqualified stock options (NSOs), may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Internal Revenue Code of 1986, as amended (the “Code”) are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than 10 years (or five years in the case of ISOs granted to certain significant stockholders). Stock options may not be granted under the Plan unless granted with respect to “service recipient stock” as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii).

Stock Appreciation Rights

SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than 10 years. SARs may not be granted under the Plan unless granted with respect to “service recipient stock” as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii).

Restricted Stock and Restricted Stock Units

Restricted stock is an award of nontransferable shares of Class A Common Stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. Restricted stock units (RSUs) are contractual promises to deliver shares of Class A Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the administrator permits such a deferral.

Incentive Units

Incentive units are a class of limited liability company units in AST & Science LLC (“AST LLC”) that may be intended to qualify as “profits interests” within the meaning of the relevant Internal Revenue Service guidance. Incentive units may only be issued to participants for the performance of services to or for the benefit of AST LLC (i) in the participant’s capacity as a member of AST LLC; (ii) in anticipation of the participant’s becoming a member of AST LLC; or (iii) as otherwise determined by the administrator. Incentive units are subject to the terms and conditions of AST LLC’s limited liability company operating agreement and such other restrictions, including restrictions on transferability, as the administrator may impose.

Other Stock or Cash Based Awards

The administrator is authorized to grant other stock or cash based awards. These awards include cash payments, cash bonus awards, stock payments, stock bonus awards, performance awards or incentive awards that are paid in cash, shares or a combination of both, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.

Dividend Equivalents

Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of Class A Common Stock and may be granted alone or in tandem with other awards. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the administrator. Dividend equivalents will only be paid to the extent that the vesting conditions of the underlying award are satisfied.

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Performance Criteria and Goals

The administrator may grant awards that are subject to the achievement of one or more performance goals during specified performance periods. Performance goals may be based on overall Company performance as well as the performance of an affiliate, division, business unit, or an individual.

The administrator will determine applicable performance goals based on performance criteria including, but are not limited to: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) net income (either before or after taxes) or net income growth; (iii) adjusted net income; (iv) operating earnings or profit (consolidated or unconsolidated, and either before or after taxes); (v) cash flow (including, but not limited to, operating cash flow and free cash flow); (vi) return on assets or return on net assets; (vii) return on capital (or invested capital) and cost of capital; (viii) return on stockholders’ equity; (ix) total stockholder return; (x) gross or net profit or operating margin; (xi) costs, reductions in costs and cost control measures; (xii) expenses and expense control measures; (xiii) working capital; (xiv) earnings or loss per share; (xv) adjusted earnings or loss per share; (xvi) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xvii) regulatory achievements or compliance; (xviii) revenues, revenue growth or net revenue growth; (xix) implementation or completion of critical projects; (xx) market share; (xxi) economic value; (xxii) hiring or personnel; and (xxiii) individual employee performance, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or other employees or to market performance indicators or indices.

Vesting

Vesting conditions determined by the administrator may apply to each award and may include continued service, performance and/or other conditions.

Deferral

The administrator may provide that awards and amounts payable under awards may be deferred by participants pursuant to such plan, policy, or procedure as the administrator or the Company may establish from time to time.

Certain Transactions

The administrator has broad discretion to take action under the Plan, including to make adjustments to the terms and conditions of existing and future awards, to facilitate changes in the event of certain transactions and events affecting shares of Class A Common Stock or the common units of AST LLC, in each case, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions, including a “change in control” of the company (as defined in the Plan). In particular, the administrator may: (i) adjust any or all of the number of shares or other securities of the Company or an affiliate that may be delivered in respect of awards, the terms of any outstanding award, including the number of shares or other securities subject to outstanding awards, the exercise price with respect to any award, or any applicable performance measures; (ii) provide for the substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event; and (iii) cancel any one or more outstanding awards in exchange for cash, shares, other securities, other property or any combination thereof. In the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the administrator will make equitable adjustments to the Plan and outstanding awards.

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Additionally, except as otherwise provided in an award agreement, in the event of a “change in control”, the administrator may in its sole discretion provide that: (i) any award may be cancelled in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such award or realization of the holder’s rights under the vested portion of such award, as applicable (provided that, if the amount that could have been obtained is equal to or less than zero, then the award may be terminated without payment); (ii) awards shall vest and, to the extent applicable, be exercisable; (iii) awards may be assumed by, or substituted for with awards covering the stock of, the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price; (iv) awards may be adjusted in the number and type of shares and/or with respect to which awards may be granted under the Plan (including, but not limited to, adjustments on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding awards; (v) awards may be replaced with other rights or property; and/or (vi) awards will terminate and cannot vest, be exercised or become payable after the applicable event.

Transferability; Claw-Back Provisions; Participant Payments

With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Plan are generally non-transferable, and are exercisable only by the participant. All awards (including any proceeds, gains or other economic benefit actually or constructively received in connection with an award or the disposition of the underlying shares) shall be subject to the AST SpaceMobile, Inc. Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation and any other claw-back policy implemented by the Company, whether or not in place on the grant date, to the extent set forth in such claw-back policy and/or in the applicable award agreement. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Plan, the administrator may, in its discretion, accept cash or check, provide for net withholding of shares, allow shares of our Class A Common Stock that meet specified conditions to be repurchased, allow a “market sell order” or such other consideration as it deems suitable.

Amendment, Suspension or Termination

The Board of Directors may amend, suspend or terminate the Plan at any time, provided that no such amendment, suspension or termination shall materially and adversely affect any rights or obligations under any outstanding award without the participant’s consent, unless the Plan or the award expressly provides otherwise. Except in connection with certain changes in our capital structure, the Board of Directors may not (i) increase the maximum number of shares available for issuance under the Plan, (ii) reduce the exercise price of any outstanding option or SAR or (iii) cancel any option or SAR in exchange for cash, other awards or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs, in each case, without the consent of the Company’s stockholders within twelve (12) months before or after such action, except in connection with a change in control or other corporate event described above.

If the Plan is not terminated earlier, no award shall be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date the Plan was adopted by the Board of Directors and (ii) the date the Plan was approved by the Company’s stockholders. Any awards that are outstanding on such expiration date shall remain in force according to the terms of the Plan and the applicable award agreement.

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Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards. It is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not considered tax advice to any person and is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. Accordingly, participants in the Plan should consult their respective tax advisors to determine the tax consequences of their participation.

Stock Options

Incentive stock options (“ISOs”) and non-statutory stock options (“NSOs”) are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Code Section 422. NQSOs do not comply with such requirements.

A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If any participant holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the participant’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the exercise price). If a participant disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the participant will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

For an option to qualify for the ISO tax treatment described above, the grant of the options must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NSO described below.

A participant is not taxed on the grant of a NSO. On exercise, the participant recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. The participant’s gain (or loss) on subsequent disposition of the shares is long term capital gain (or loss) if the shares are held for more than one year following exercise. The Company does not receive a deduction for this gain.

SARs

No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

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Restricted Stock

Unless the participant makes an election under Code Section 83(b), restricted stock will not be taxable when awarded, and the Company will not be entitled to a deduction at such time. When the restrictions lapse, the participant will be treated as receiving taxable compensation in the amount equal to the difference between the fair market value of the shares (and also including any dividend equivalents credited to such award, if any) on such date and the purchase price paid for the restricted stock, if any, and, subject to the limitations on deductions under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections, the Company will be entitled to a corresponding deduction.

Alternatively, a participant may elect, pursuant to Code Section 83(b), immediate recognition of income at the time of receipt of restricted stock. If the election is made within thirty days of the date of grant, the participant will recognize the difference between the fair market value of the restricted stock at the time of grant and the purchase price paid for the restricted stock, if any, as income, and the Company will be entitled to a corresponding deduction. Any change in the value of the shares after the date of grant will be taxed as a capital gain or loss if and when the shares are disposed of by the participant. Dividends paid with respect to these shares will not be deductible by us. A Section 83(b) election is irrevocable. If this tax treatment is elected, and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

Restricted Stock Units

A participant does not recognize taxable income on the grant of restricted stock units but does recognize ordinary income when shares are delivered in settlement of the units (also including any dividend equivalents credited to such award during the vesting period). The amount of this ordinary income will be the fair market value of the shares on the date the shares are delivered, plus the amount of cash paid. Subject to the limitations on deductions under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections, the Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient.

Incentive Units

A participant will not recognize taxable income upon the grant of an incentive unit that qualifies as a “profits interest.” Upon the grant of such an incentive unit, the participant will be treated as a member of AST LLC and will be deemed to receive a proportionate share of AST LLC’s income or loss on an annual basis, which must be reported on the participant’s tax return. Proceeds from the participant’s sale of an incentive unit will generally be treated as a capital gain (or loss), although certain proceeds allocable to the sale of certain assets of AST LLC may be taxed as ordinary income. The Company will not be entitled to a compensation deduction in connection with the grant, vesting or disposition of an incentive unit that qualifies as a profits interest. Incentive units that fail to qualify as profits interests will constitute taxable compensation to the recipient on the later of the grant date or the vesting date, unless the participant made a timely election under Section 83(b) of the Code to be taxed on the value of the incentive units on the grant date.

Other Stock Based Awards

A participant will generally have taxable compensation equal to the difference between the fair market value of the shares on the later of the grant date or the date the award vests over the amount the participant paid for such shares, if any. We will be able to deduct, at the same time as it is recognized by the participant, the amount of ordinary income recognized by the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Cash Based Awards

A participant will generally have taxable compensation at the time a cash based award is earned and paid. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

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Dividend Equivalent Awards

A participant will not be subject to tax upon the grant of a dividend equivalent award. Upon payment of any dividend equivalents, the recipient will recognize such payment as ordinary income (not as dividend income), and, subject to the limitations on deductions under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections, the Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient.

Section 409A

Certain types of awards under the Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Plan and awards granted under the Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the administrator, the Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

The benefits or amounts that may be received or allocated to participants under the Plan will be determined at the discretion of the administrator and are not currently determinable. On October 15, 2025, the Record Date, the closing price of the underlying shares of Class A Common Stock traded on Nasdaq was $95.69 per share.

********

The affirmative vote of a majority of the votes cast at the Special Meeting is required for the approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast for the approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan. Abstentions and broker non-votes will not be considered votes cast; therefore, abstentions and broker non-votes will have no effect on the vote.

The Board recommends a vote “FOR” the approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan. Proxies received by the Board will be voted “FOR” approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan unless a contrary vote is specified.

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The following “Director Compensation,” “Executive Compensation,” “Executive Compensation Tables,” “Pay Versus Performance,” “CEO Pay Ratio” and “Security Ownership of Certain Beneficial Owners and Management – Equity Compensation Plan Information” sections were previously included in the definitive proxy statement for our 2025 Annual Meeting of Stockholders held on June 6, 2025 (the “2025 Annual Meeting”). We have also included these sections in this Proxy Statement for the Special Meeting as required by Schedule 14A and related rules of the SEC.

DIRECTOR COMPENSATION

Director Compensation Program

Our director compensation program consists of annual cash retainer fees and long-term equity awards for the independent directors of our Board (the “Director Compensation Program”). Ms. Cisneros and Messrs. Rubin, Sarnoff, Torres and Wibergh are eligible to participate in the Director Compensation Program. Mr. Alexander Coleman resigned from the Board on June 19, 2024, but was eligible to participate in the Director Compensation Program prior to his resignation. The material terms of the Director Compensation Program are summarized below.

Cash Compensation

●	Annual Retainer: $50,000

●	Annual Committee Chair Retainer:

	○	Audit: $20,000

	○	Compensation: $15,000

	○	Nominating and Corporate Governance: $10,000

	○	Network Planning and Spectrum: $20,000

●	Annual Committee Member (Non-Chair Retainer):

	○	Audit: $10,000

	○	Compensation: $7,500

	○	Nominating and Corporate Governance: $5,000

	○	Network Planning and Spectrum: $10,000

Annual cash retainers are paid in quarterly installments in arrears and are pro-rated for any partial calendar quarter of service.

Equity Compensation

An eligible director who is serving on our Board as of the date of the Annual Meeting of Stockholders each calendar year will be automatically granted, on such Annual Meeting Date, a restricted stock unit award (“RSUs”) or restricted stock with a value of approximately $150,000, which will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next Annual Meeting of Stockholders following the grant date, subject to the director’s continued service through the applicable vesting date.

In addition, these awards will vest in full upon a change in control of the Company (as defined in the 2024 Plan).

Our 2024 Annual Meeting of Stockholders was held on September 10, 2024. On that date, the 2024 annual grant of 5,744 RSUs, which had a grant date fair value of $150,000, was made to each eligible director. Refer to the directors’ compensation table below for further detail.

Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2024 Plan.

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Director Compensation for the Fiscal Year Ended December 31, 2024

The following table sets forth information for the fiscal year ended December 31, 2024 regarding the compensation awarded to, earned by or paid to our non-employee directors.

Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Adriana Cisneros	21,523	150,000	171,523
Alexander Coleman(3)	35,417	-	35,417
Luke Ibbetson	-	-	-
Edward Knapp	-	-	-
Hiroshi Mikitani	-	-	-
Ronald Rubin	60,000	150,000	210,000
Christopher Sambar(4)	-	-	-
Richard Sarnoff	60,000	150,000	210,000
Julio A. Torres	82,500	150,000	232,500
Johan Wibergh(5)	46,285	150,000	196,285

(1)	Mr. Avellan, Chairman of the Company’s Board and Chief Executive Officer, is not included in this table as he was an employee of the Company in 2024 and did not receive compensation for services as a director. All compensation paid to Mr. Avellan for his services provided to us in 2024 is reflected in the Summary Compensation Table below. Additionally, as designees of Vodafone Ventures Limited, ATC TRS II LLC, Rakuten Mobile Inc. and AT&T Venture Investments, LLC, respectively, Messrs. Ibbetson, Knapp, Mikitani and Sambar did not receive compensation for services as directors. Finally, Mr. Johnson, Executive Vice President, Chief Financial Officer and Chief Legal Officer, joined the Company’s Board on January 30, 2025; accordingly, he is not included in this table and, as an employee of the Company, will not receive compensation for services as a director.
(2)	On September 10, 2024, the listed non-employee independent directors were granted 5,744 RSUs. Amounts represent the aggregate grant date fair value of RSUs computed in accordance with Accounting Standard Codification 718 Compensation - Stock Compensation (“FASB ASC 718”). We provide information regarding the assumptions used to calculate the value of equity awards in Note 11: Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report.
(3)	Mr. Coleman resigned from the Board on June 19, 2024.
(4)	Mr. Sambar resigned from the Board on January 29, 2025.
(5)	Mr. Wibergh joined the Board on June 3, 2024.

The table below shows the aggregate number of outstanding unvested stock awards and exercisable options for each of the active non-employee directors as of December 31, 2024:

Name	RSUs (a)	Options (b)
Adriana Cisneros	5,744	725,074
Luke Ibbetson	-	-
Edward Knapp	-	-
Hiroshi Mikitani	-	-
Ronald Rubin	5,744	-
Richard Sarnoff	5,744	348,035
Julio A. Torres	5,744	-
Johan Wibergh	5,744	-

(a)	Represents unvested RSUs.
(b)	Represents exercisable options.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our executive compensation program is designed to attract, motivate and retain high quality leadership and incentivize our executive officers to achieve performance goals over the short- and long-term, which also is intended to align with the interests of our executive officers with those of our stockholders.

Our named executive officers (or “NEOs”) for 2024, who consist of all individuals who served as our principal executive officer and principal financial officers during 2024, our three other most highly compensated executive officers, and one additional individual who would have been a top three most highly compensated executive officer but for the fact that the individual was not serving as an executive officer at the end of 2024, were:

●	Abel Avellan, Chairman of the Board and Chief Executive Officer

●	Scott Wisniewski, President, Chief Strategy Officer

●	Andrew Johnson, Executive Vice President, Chief Financial Officer, and Chief Legal Officer

●	Shanti Gupta, Executive Vice President, Chief Operating Officer

●	Dr. Huiwen Yao, Chief Technology Officer

●	Sean Wallace, former Chief Financial Officer

●	Brian Heller, former General Counsel and Secretary

Mr. Wallace retired from the position of Chief Financial Officer of the Company in June 2024, and Mr. Heller left the employment of the Company in May 2024.

Compensation Philosophy

Our commitment to strong corporate governance practices extends to the compensation plans, principles, programs, and policies established by the Compensation Committee. Our compensation philosophy is designed to attract and retain key talent necessary for us to compete, promote a pay-for-performance culture, incentivize our NEOs to achieve desired financial and operating results, and create a balanced compensation program that aligns risk-taking with the sustainability and both short-term and long-term financial health of the Company. In designing the 2024 executive compensation structure, the Compensation Committee utilized the following guidelines as the foundation for the program:

●	Compensation should be aligned with the long-term interests of our stockholders.

●	Actual compensation should align with results as compared to pre-set performance objectives.

●	The program should provide total direct compensation opportunities (i.e., base salary, annual short-term incentives, and long-term incentives) that are appropriately positioned relative to competitors for executive talent in the broader SpaceTech ecosystem.

●	The program should aid in the recruitment and retention of management and key personnel.

●	The program should limit executive perquisites to basic programs that are minimal in amount and number and are consistent with market practices and support the needs of the business.

●	Compensation programs should not encourage unreasonable risk-taking.

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Compensation Practices

Our Compensation Committee reviews and regularly re-evaluates our executive compensation program and related practices and policies, which are subject to change from time to time in line with market best practices. Listed below are some of our more significant practices and policies that were in effect during fiscal year 2024, which are designed to drive performance and to align our executives’ interests with those of our stockholders.

Compensation Policies

As a market best practice, we also maintain the following compensation policies to provide accountability to our Company and our stockholders.

●	Clawback Policy: In 2023, we adopted a new Clawback Policy that complies with SEC and Nasdaq requirements. In addition, our 2020 Plan (as defined below) and 2024 Plan include a provision allowing for clawback whenever required by applicable law or Company policy.

●	Restrictive Hedging/Pledging Policy With a Pre-Approval Requirement: Policy prohibits our directors and officers from engaging in any transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) with respect to the Company’s securities held by them to hedge or offset any decrease in the market value of the Company’s securities, unless previously approved in compliance with our policy.

Role of the Compensation Committee

The Compensation Committee has overall responsibility for approving and evaluating the director and executive compensation plans, policies, and programs of the Company. The Compensation Committee reviews compensation levels for all our executive officers, including our NEOs. The Compensation Committee also makes final compensation decisions regarding our NEOs and officers, except for the Chief Executive Officer, whose compensation is reviewed and approved by the independent directors of the full Board, based upon the recommendations of the Compensation Committee.

The Compensation Committee also works very closely with its independent compensation consultants and with management to examine the effectiveness of the Company’s executive compensation program. Details of the Compensation Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which is available under the “Governance” link under the heading “Investors” on our website at https://investors.ast-science.com.

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Role of Management

The Compensation Committee considers input from our Chief Executive Officer in making determinations regarding our executive compensation program and the individual compensation of each executive officer, other than our Chief Executive Officer. Our Chief Executive Officer and management team also provide information to the Compensation Committee regarding the Company’s performance for purposes of determining annual cash bonuses and long-term incentive equity awards. The Compensation Committee makes the final determination of NEO compensation. Our Chief Executive Officer makes no recommendations regarding, and does not participate in discussions about, his own compensation.

Role of Independent Compensation Consultant

The Compensation Committee has the sole authority to hire, terminate and approve fees for compensation consultants, outside legal counsel and other advisors as it deems to be necessary to assist in the fulfillment of its responsibilities. The Compensation Committee retained the services of Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant to aid the Compensation Committee in performing its duties and designing the compensation philosophy and structure for the Company. During 2024, representatives of Meridian provided the Compensation Committee with market data and counsel regarding executive officer compensation programs and practices, including specifically:

●	comparison to executive compensation market data;

●	peer group identification and assessment in connection with the 2025 executive compensation program;

●	advice and market insight as to the form of and performance measures for annual and long-term incentives; and

●	marketplace compensation trends in the Company’s industry and generally.

Representatives of Meridian do not make recommendations on, or approve, the amount of compensation for any executive officer. Annually, the Compensation Committee reviews with management the independence of any compensation consultant it retains. The Compensation Committee affirmatively determined that no conflict of interest arose in connection with the work of Meridian as compensation consultant for the Compensation Committee in 2024.

Elements of Executive Compensation

The Company’s compensation program consists of three key elements of compensation: base salary, annual bonuses, and long-term equity incentive compensation. Each element is analyzed with a view towards offering market competitive compensation to aid in executive retention as well as a focus on rewarding executives by aligning pay with Company performance. Below is a description of each element and our Compensation Committee decisions in 2024 with respect to each.

●	Salaries. Other than Mr. Avellan, our NEOs receive their respective base salaries to compensate them for services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation and reflects both the Company’s development stage and the executive’s skill set, experience, role and responsibilities. As noted in the Summary Compensation Table, Mr. Avellan did not receive any base salary in 2022, 2023, and 2024.

●	Bonus. The Compensation Committee retains discretion to award annual bonuses based on individual performance, to incentivize achievement of short-term goals that are expected to contribute to the Company’s long-term growth, or for other purposes. In 2024, our NEOs received the following cash bonus payments:

○	$125,000 one-time cash bonus to Mr. Johnson to defray costs associated with his relocation to Miami, Florida area.

○	$400,000 one-time cash bonus to Mr. Gupta in recognition of his efforts in the successful completion of certain Company milestone.

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●	Long-Term Equity Incentive Compensation. The goal of our long-term, equity-based incentive awards is to align the interests of the Company’s executives with the interests of stockholders. Because vesting is based on continued service, equity-based incentives also foster the retention of our executives during the award vesting period. In 2024, our NEOs received the following long-term equity incentive awards:

○	On March 15, 2024, an award of 175,000 (Mr. Wisniewski), 150,000 (Mr. Gupta) and 105,000 (Mr. Heller) time-based RSUs that vest over two years, with one half of the total number of shares vesting on May 8, 2024 and the remaining half on May 8, 2025 subject to continued service through applicable vesting dates.

○	On May 6, 2024, a new hire award of 300,000 time-based RSUs to Mr. Johnson that vest over four years, with one fourth of the total number of shares vesting on each anniversary of May 6, 2024 subject to continued service through applicable vesting dates.

○	On May 31, 2024, an award of 50,000 RSUs to Mr. Gupta that fully vested on the grant date. This award represents a modification to remove the performance conditions associated with the original PSU (defined below) granted on September 15, 2021. The modification was accounted for as issuance of a new award in accordance with FASB ASC 718.

○	On September 26, 2024, an award of 75,000 time-based RSUs to each of Messrs. Johnson, Wisniewski and Gupta, with one third of the total number of shares vesting on August 15, 2025 and an additional one third on each of August 15, 2026 and August 15, 2027 subject to continued service through applicable vesting dates.

○	On September 26, 2024, an award of 75,000 performance-based stock unit awards (“PSUs”) to each of Messrs. Johnson, Wisniewski and Gupta that will vest one third on August 15, 2025, one third on August 15, 2026 and one third on August 15, 2027 subject to achievement of a combination of individual (50% weight) and Company (50% weight) performance goals during a performance period ending August 15, 2025 and subject to continued service with the Company through each applicable vesting date. The Company performance goals established by the Compensation Committee are based on certain satellite production, liquidity and other operating metrics. With respect to the Company performance goals, achievement is either 0% or 100%. The individual performance goals established by the Compensation Committee are based on certain capital raising, satellite production and other operating metrics. With respect to the individual performance goals, achievement is from 0% to 150% only after the Company performance goals are met. Collectively, the Company and the individual performance goals can result in achievement of 0% to 125% of the target number of PSUs awarded. We do not include the specific performance goals because we believe this information is confidential information and its public disclosure could cause competitive harm to the Company.

Other Considerations Important to Our Executive Compensation Program

Retirement Program

The Company currently maintains a 401(k) retirement savings plan for its United States based employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The 401(k) plan allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we do not match contributions made by participants in the 401(k) plan. The Company believes that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes our employees, including NEOs, in accordance with its compensation policies.

We do not provide separate executive retirement benefits for our NEOs.

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Health Benefits

All of the Company’s full-time employees, including NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent flexible spending account, short-term and long-term disability insurance, and life insurance. NEOs pay the same health benefit contribution amounts and have the same deductibles as are applicable to all other Company employees.

Limited Perquisites

We provide limited perquisites (described more fully in the footnotes to the Summary Compensation Table) to our NEOs, which we believe are reasonable, competitive and consistent with our executive compensation program.

Tax and Accounting Considerations

All elements of compensation, including salaries, generate charges to earnings under generally accepted accounting principles (“GAAP”). We generally do not adjust compensation based on accounting factors. Our Compensation Committee takes into consideration the tax deductibility of compensation, to the extent practical, but reserves the right to authorize payments that may not be deductible if it believes that the payments are appropriate and consistent with our compensation philosophy.

Compensation Policies and Practices and Risk Management

In early 2024, members of the Company’s management reviewed the risk assessment of the Company’s compensation programs for all employees. The results of such assessment were presented to the Compensation Committee. Based on the assessment, the Company and the Compensation Committee believe that the Company’s compensation programs are appropriate and do not create risks reasonably likely to have a material adverse impact on the Company.

Agreements with the Named Executive Officers

The Compensation Committee believes that employment agreements play a valuable role in attracting, motivating and retaining highly talented executives. Accordingly, we have entered into employment agreements with certain of our NEOs to provide severance protections as described in detail under the caption “Named Executive Officer Employment Related Agreements” below. Importantly, the executive agreements include covenants not to solicit employees, customers, potential customers, vendors or independent contractors from, or compete with, the Company for a specified period of time and to maintain the confidentiality of the Company’s information. The Compensation Committee believes that these covenants are extremely valuable to the Company to protect the Company following any executive’s departure.

Compensation Committee Report

We, the Compensation Committee of the Board, have reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement for the 2025 Annual Meeting and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Respectfully submitted,
Adriana Cisneros (Chair)
Julio A. Torres
Johan Wibergh

Compensation Committee Interlocks and Insider Participation

During fiscal 2024, none of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Policy and Practices Related to Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

Our executive compensation program has not included awards of stock options, stock appreciation rights or similar option-like instruments as a part of the long-term incentive component since fiscal year 2021. We have no policy, program, practice, or plan pertaining to the timing of stock option, stock appreciation right or similar option-like instrument grants to our NEOs coinciding with the release of material nonpublic information. We also have not timed the release of material non-public information for the purpose of affecting the value of any executive or director compensation, and we have no plan to do so.

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the compensation of our NEOs for the years ended December 31, 2024, 2023 and 2022.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)		Stock Awards ($)(2)		All Other Compensation ($)		Total ($)
Abel Avellan(3)	2024	-	-		-		-		-
Chairman of the Board and Chief Executive Officer	2023	-	-		-		-		-
	2022	-	-		-		-		-

Andrew Johnson	2024	163,826	125,000	(4)	2,531,250	(5)	184		2,820,260
Executive Vice President, Chief Financial Officer, and Chief Legal Officer

Scott Wisniewski	2024	250,000	-		2,336,750	(5)	120		2,586,870
President, Chief Strategy Officer

Shanti Gupta	2024	250,000	400,000	(6)	2,671,750	(5)	180		3,321,930
Executive Vice President, Chief Operating Officer

Dr. Huiwen Yao	2024	250,000	-		-		16,110	(7)	266,110
Executive Vice President, Chief Technology Officer

Sean Wallace	2024	135,417	-		-		93,166	(8)	228,583
Former Chief Financial Officer	2023	250,000	-		-		-		250,000
	2022	160,417	-		2,784,000		88,575		3,032,992

Brian Heller	2024	84,280	-		329,700		21,070	(9)	435,050
Former General Counsel and Secretary	2023	250,000	-		-		-		250,000
	2022	250,000	150,000		-		-		400,000

(1)	This is the first year as an NEO of the Company for each of Messrs. Johnson, Wisniewski, Gupta, and Yao. Mr. Wallace retired from the Company in June 2024 and Mr. Heller left the employment of the Company in May 2024.
(2)	Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC 718 for equity awards granted. We provide information regarding the assumptions used to calculate the value of equity awards in Note 11: Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report.
(3)	For 2022, 2023, and 2024, Mr. Avellan did not receive any base salary from the Company.
(4)	Amount represents a one-time cash bonus to defray costs associated with Mr. Johnson’s relocation the Miami, Florida area.
(5)	On September 26, 2024, each of Messrs. Johnson, Wisniewski, and Gupta received an award of 150,000 stock award units, 75,000 of which are RSUs subject to time-based vesting and 75,000 of which are PSUs subject to performance-based vesting. The PSUs vest upon satisfaction of specified Company (50% weight) and individual (50% weight) performance goals and subject to continued service with the Company through each applicable vesting date. The grant date fair value shown above reflects the grant date fair value for the time-based vesting RSUs. The grant date fair value of the 75,000 PSUs have been reported at $0 based on the probable outcome of achieving the performance conditions at the time of grant. The aggregate grant date fair value for each of Messrs. Johnson, Wisniewski and Gupta disclosed would increase by $2,234,063 assuming maximum achievement of the performance conditions.
(6)	Amount represents a one-time discretionary cash bonus to Mr. Gupta in recognition of his efforts in the successful completion of certain Company milestone.
(7)	Amount primarily includes imputed fringe benefits to Dr. Yao.
(8)	Amount includes cash separation payment of approximately $93,000 to Mr. Wallace in connection with his retirement from the Company in June 2024.
(9)	Amount includes cash payment of approximately $21,000 to Mr. Heller in connection with his departure from the Company in May 2024.

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Narrative Disclosure to the Summary Compensation Table

Equity Compensation Plans

AST LLC 2019 Equity Incentive Plan. Prior to the Business Combination (as defined in our Annual Report), equity-based incentive awards in the form of options were issued under the AST LLC 2019 Equity Incentive Plan (“AST LLC Incentive Plan”) as incentives to its employees, non-employees, and non-employee members of its Board of Directors. Following the Business Combination, no further grants were made under the AST LLC Incentive Plan. However, the AST LLC Incentive Plan continues to govern the terms and conditions of the outstanding awards granted under it.

AST SpaceMobile, Inc. 2020 Incentive Award Plan. In connection with the Business Combination, the Company adopted the AST SpaceMobile, Inc. 2020 Incentive Award Plan (the “2020 Plan”). Following the adoption of the 2024 Plan (defined below), no further grants were made under the 2020 Plan. However, the 2020 Plan continues to govern the terms and conditions of the outstanding awards granted under it.

AST SpaceMobile, Inc. 2024 Incentive Award Plan. On September 10, 2024, the Company adopted the AST SpaceMobile, Inc. 2024 Incentive Award Plan (the “2024 Plan”) which replaced and superseded the 2020 Plan, effective July 29, 2024 (the “Effective Date”). Awards may be made under the 2024 Plan covering an aggregate number of Class A Common Stock shares not to exceed the sum of (i) 2,000,000 shares, plus (ii) one share for every one share available for award under the 2020 Plan. Any shares subject to an award under the 2024 Plan or the 2020 Plan that expires, is forfeited, otherwise terminates or is settled in cash, after the Effective Date, shall be added to the shares reserved for issuance under the 2024 Plan. In addition, the number of shares available for issuance under the 2024 Plan may increase on each January 1st occurring following the Effective Date in an amount up to 2,000,000 shares by action of the Company’s Board of Directors or its committee as applicable. On December 4, 2024, in accordance with the evergreen feature, effective January 1, 2025, an additional 2,000,000 shares of Common Stock were authorized by the Company’s Board of Directors to be issued under the 2024 Plan.

If approved at the Special Meeting, the 2024 Plan will be amended and restated to increase the number of shares of the Company’s Class A Common Stock available for issuance thereunder. For additional information, please see “Proposal No. 1 – Approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan to Increase the Number of Shares of the Company’s Class A Common Stock Available for Issuance Thereunder and to Extend the Term of the Plan” on page 6 above.

Any shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market. The 2024 Plan provides for the grant of stock options, restricted stock, dividend equivalents, RSUs, incentive unit awards, stock appreciation rights, and other stock or cash-based awards. Each incentive unit issued pursuant to an award, if any, shall count as one share for purposes of calculating the aggregate number of shares available for issuance under the 2024 Plan.

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Named Executive Officer Employment Related Agreements

See “Potential Payments Upon Termination or Change in Control” for a description of the termination and change in control provisions NEOs may be entitled to, including with respect to treatment of outstanding awards under the equity compensation plans.

Abel Avellan

On July 18, 2018, our subsidiary, AST LLC, entered into an offer letter with Mr. Avellan, our Chairman and Chief Executive Officer, setting forth his initial base salary of $23,660 and eligibility to participate in the Company’s customary health, welfare and fringe benefit plans. Mr. Avellan has not received any base salary from the Company since the consummation of the Business Combination in April 2021.

In addition, on December 15, 2017, Mr. Avellan entered into AST LLC’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

Scott Wisniewski

On March 31, 2021, our subsidiary, AST LLC, entered into an employment agreement with Mr. Wisniewski to serve as our Chief Strategy Officer. Pursuant to the employment agreement, Mr. Wisniewski receives an annual base salary of $250,000 and is eligible to participate in the Company’s customary health, welfare and fringe benefit plans. Mr. Wisniewski was also entitled to an award of 235,000 RSUs under the 2020 Plan, which are subject to time-based vesting conditions over a four-year period and 145,000 PSUs under the 2020 Plan, which are subject to performance-based vesting conditions related to raising incremental capital investments.

In the event of a Qualifying Termination (as defined below), Mr. Wisniewski is entitled to a severance payment equal to 50% of his base salary, continued coverage for up to six months under the Company’s group health plans at the same levels and the same cost to Mr. Wisniewski as would have applied if his employment had not terminated, and continued vesting of any portion of his PSUs granted upon hire; provided that, the underlying performance conditions are satisfied as of the date of termination or within 120 days following such date.

Also, on March 31, 2021, Mr. Wisniewski entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

Andrew Johnson

On May 1, 2024, our subsidiary, AST LLC, entered into an employment agreement with Mr. Johnson to serve as our Chief Legal Officer. Pursuant to the employment agreement, Mr. Johnson receives an annual base salary of $250,000 and is eligible to participate in the Company’s customary health, welfare and fringe benefit plans. The employment agreement provided that, to defray costs associated with his relocation to Miami, Florida, the Company would provide Mr. Johnson with a $125,000 cash bonus. Mr. Johnson was also entitled to an award of 300,000 RSUs under the 2020 Plan, which are subject to time-based vesting conditions over a four-year period.

In the event of a Qualifying Termination, Mr. Johnson is entitled to a severance payment equal to 75% of his base salary, continued coverage for up to nine months under the Company’s group health plans at the same levels and the same cost to Mr. Johnson as would have applied if his employment had not terminated, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) in the event a Qualifying Termination occurred on or prior to the one-year anniversary of his start date, 100,000 restricted stock units, and (B) in the event a Qualifying Termination occurred after the one-year anniversary of the start date, (x) (1) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the nine-month anniversary of the date of termination, (2) divided by 365, and multiplied by (y) 75,000.

Also, on May 1, 2024, Mr. Johnson entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

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Shanti Gupta

On September 14, 2021, our subsidiary, AST LLC, entered into an offer letter with Mr. Gupta to serve as our Chief Accounting Officer. Mr. Gupta has since been promoted to Executive Vice President, Chief Operating Officer. Pursuant to the offer letter, Mr. Gupta receives an annual base salary of $250,000 and is eligible to participate in the Company’s customary health, welfare and fringe benefit plans. Mr. Gupta was also entitled to an award of 200,000 RSUs under the 2020 Plan, which were subject to time-based vesting conditions over a four-year period. In the event of a termination without Cause (as defined below), Mr. Gupta is entitled to a severance payment equal to 6 months of his base salary.

Also, on September 14, 2021, Mr. Gupta entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

Dr. Huiwen Yao

On September 1, 2018, our subsidiary, AST LLC, entered into an offer letter with Dr. Yao to serve as our Chief Technology Officer. Pursuant to the offer letter, Dr. Yao receives an annual base salary of $230,000, was entitled to a relocation reimbursement of up to $50,000, and is eligible to participate in the Company’s customary health, welfare and fringe benefit plans. Dr. Yao was also entitled to an award of stock options representing 0.75% of the then current fully diluted equity shares outstanding, which were scheduled to vest on the earlier of a schedule set by the Board and the completion of the Company’s Satellite Test Program.

Also, on September 1, 2018, Dr. Yao entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

Sean Wallace

On April 25, 2022, our subsidiary, AST LLC, entered into an employment agreement with Mr. Wallace, our former Executive Vice President and Chief Financial Officer. Pursuant to the employment agreement, Mr. Wallace received an annual base salary of $250,000 and was eligible to participate in the Company’s customary health, welfare and fringe benefit plans. The employment agreement provided that the Company would reimburse Mr. Wallace for certain temporary housing expenses, direct out-of-pocket relocation expenses up to $75,000, and reasonable legal fees, up to a limit of $15,000, in connection with the negotiation and execution of the employment agreement and all ancillary agreements. Mr. Wallace was also entitled to an award of 700,000 RSUs under the 2020 Plan, a portion of which were subject to time-based vesting conditions over a four-year period and a portion of which were subject to performance-based vesting conditions to be set by the Compensation Committee.

In the event of a Qualifying Termination, Mr. Wallace was entitled to a severance payment equal to 75% of his base salary, continued coverage for up to nine months under the Company’s group health plans at the same levels and the same cost to Mr. Wallace as would have applied if his employment had not terminated, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) in the event a Qualifying Termination occurred on or prior to the one-year anniversary of his start date, 100,000 RSUs, and (B) in the event a Qualifying Termination occurred after the one-year anniversary of the start date, (x) (1) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the nine-month anniversary of the date of termination, (2) divided by 365, and multiplied by (y) 100,000. In addition, any portion of the performance-based portion of the 300,000 restricted stock units as to which the specified performance goal had been satisfied as of, or within 120 days following the date of termination, would vest on the later of the effective date of the release or the attainment of the applicable performance goal within such 120 day period.

Also, on April 25, 2022, Mr. Wallace entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

On June 19, 2024, Mr. Wallace retired from his position as Chief Financial Officer of the Company. Upon Mr. Wallace’s retirement from the Company, on June 24, 2024, the Company and Mr. Wallace entered into a separation and release agreement providing for, among other things, (i) Mr. Wallace to provide the Company with consulting services until November 30, 2024, (ii) a payment to Mr. Wallace of $93,750, payable in bi-monthly installments, (iii) acceleration of 55,890 shares of certain unvested portions of his outstanding time-based vesting RSUs, (iv) continuation of medical benefits through November 30, 2024 paid for by the Company and (v) Mr. Wallace’s release of claims in favor of the Company.

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Brian Heller

On February 4, 2021, the Company entered into an employment agreement with Mr. Heller, our former Executive Vice President, General Counsel and Secretary. Under the employment agreement, Mr. Heller received an annual base salary of $250,000 and was eligible to participate in the Company’s customary health, welfare and fringe benefit plans. In the event of a Qualifying Termination, Mr. Heller was entitled to a severance payment equal to 50% of his base salary, an annual bonus earned through the date of termination for the applicable calendar year based on the achievement of individual and/or Company performance goals as determined by the Board in its sole discretion, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) (x) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the six-month anniversary of the date of termination, (y) divided by 365, and multiplied by (B) 51,250.

Also, on February 4, 2021, Mr. Heller entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

On May 1, 2024, Mr. Heller left the employment of the Company in connection with Mr. Johnson joining the Company as Chief Legal Officer.

2024 Grants of Plan-Based Awards(1)

			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock Awards ($)(3)
Name	Grant Date		Threshold (#)	Target (#)	Maximum (#)
Abel Avellan	-		-	-	-	-		-
Andrew Johnson	5/6/2024		-	-	-	300,000	(4)	744,000
	9/26/2024		-	-	-	75,000	(5)	1,787,250
	9/26/2024	(2)	56,250	75,000	93,750	-		-
Scott Wisniewski	3/15/2024		-	-	-	175,000	(6)	549,500
	9/26/2024		-	-	-	75,000	(5)	1,787,250
	9/26/2024	(2)	56,250	75,000	93,750	-		-
Shanti Gupta	3/15/2024		-	-	-	150,000	(6)	471,000
	5/31/2024		-	-	-	50,000	(7)	413,500
	9/26/2024		-	-	-	75,000	(5)	1,787,250
	9/26/2024	(2)	56,250	75,000	93,750	-		-
Dr. Huiwen Yao	-		-	-	-	-		-
Sean Wallace	-		-	-	-	-		-
Brian Heller	3/15/2024		-	-	-	105,000	(6)	329,700

(1)	Awards granted prior to July 29, 2024 were granted under the 2020 Plan. Awards granted on or following July 29, 2024 were granted under the 2024 Plan.

(2)	On September 26, 2024, each of Messrs. Johnson, Wisniewski, and Gupta received an award of 75,000 PSUs that vest upon satisfaction of specified Company (50% weight) and individual (50% weight) performance goals and subject to continued service with the Company. The PSUs provide an opportunity to earn 0% to 125% of the target award only after the Company performance goals are met. Assuming the Company performance goals at met, at the threshold level, 56,250 shares will be earned; at the target level, 75,000 shares will be earned; and at the maximum level, 93,750 shares will be earned. The estimated future payouts and the grant date fair value of the PSUs have been reported at $0 based on the probable outcome of achieving the performance conditions at the time of grant. The grant date fair value of the PSUs assuming maximum achievement of the performance conditions was $2,234,063.

(3)	Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC 718 for equity awards granted. We provide information regarding the assumptions used to calculate the value of equity awards in Note 11: Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report.

(4)	The RSUs vest over four years, with 1/4 of the total number of shares subject to the RSUs vesting on each anniversary of May 6, 2024.

(5)	The RSUs vest over three years, with 1/3 of the total number of shares subject to the RSUs vesting on August 15, 2025, an additional 1/3 on August 15, 2026, and an additional 1/3 on August 15, 2027.

(6)	The RSUs vest over two years, with 1/2 of the total number of shares subject to the RSUs vesting on May 8, 2024 and an additional 1/2 vesting on May 8, 2025. In connection with Mr. Heller’s departure from the Company in May 2024, the entire 105,000 RSUs were forfeited.

(7)	The RSUs fully vested on the grant date. This award represents a modification to remove the performance conditions associated with the original PSU granted on September 15, 2021. The modification was accounted for as issuance of a new award in accordance with FASB ASC 718.

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Outstanding Equity Awards at 2024 Fiscal Year-End

The following table sets forth certain information regarding equity-based awards of the Company held by the NEOs as of December 31, 2024.

			Stock Awards				Option Awards
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Number of Securities of Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercisable Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Abel Avellan			-	-	-	-	-	-	-	-
Andrew Johnson	5/6/2024	(1)	300,000	6,330,000	-	-	-	-	-	-
	9/26/2024	(2)	75,000	1,582,500	-	-	-	-	-	-
	9/26/2024	(3)	-	-	56,250	1,186,875	-	-	-	-
Scott Wisniewski	8/11/2021	(4)	58,750	1,239,625	-	-	-	-	-	-
	8/11/2021	(5)	145,000	3,059,500	-	-	-	-	-	-
	3/15/2024	(6)	87,500	1,846,250	-	-	-	-	-	-
	9/26/2024	(2)	75,000	1,582,500	-	-	-	-	-	-
	9/26/2024	(3)	-	-	56,250	1,186,875	-	-	-	-
Shanti Gupta	9/15/2021	(7)	50,000	1,055,000			-	-	-	-
	3/15/2024	(8)	75,000	1,582,500			-	-	-	-
	9/26/2024	(2)	75,000	1,582,500			-	-	-	-
	9/26/2024	(3)	-	-	56,250	1,186,875	-	-	-	-
Dr. Huiwen Yao	4/17/2019	(9)	-	-	-	-	444,912	-	-	$0.06	4/17/2029
	5/20/2020	(10)	-	-	-	-	217,522	-	-	$0.60	5/20/2030
	5/20/2020	(11)	-	-	-	-	-	507,551	-	$0.60	5/20/2030

(1)	The award vests in four yearly installments beginning May 6, 2025, subject to continued service.

(2)	The award vests in three yearly installments beginning August 15, 2025, subject to continued service.

(3)	The PSUs and market value are calculated based on achieving threshold performance goals. The actual number of PSUs that may vest will be determined based on achievement of certain specified Company (50% weight) and individual (50% weight) performance goals and are subject to continued service with the Company.

(4)	The award vests in four yearly installments beginning April 6, 2022, subject to continued service.

(5)	The award vests in two installments, 1/2 upon achievement of certain performance-based milestones and 1/2 at one year anniversary of initial performance achievement date. The performance-based milestones were achieved on March 15, 2024 and September 26, 2024, respectively.

(6)	The award vests in two yearly installments beginning May 8, 2024, subject to continued service.

(7)	The award vests in four yearly installments beginning September 15, 2022, subject to continued service.

(8)	The award vests in two yearly installments beginning May 8, 2024, subject to continued service.

(9)	The award vested fully in November 2021.

(10)	The award vested fully upon achievement of certain performance-based milestone in May 2023.

(11)	The award vests upon achievement of certain performance-based milestones

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2024 Options Exercises and Stock Vested Table

The following table provides information, on an aggregate basis, regarding (i) stock options exercised during 2024, including the total number of shares acquired upon exercise and the aggregate value realized before payment of any applicable withholding tax and broker commissions, and (ii) RSUs that vested during 2024.

	Stock Awards			Option Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Abel Avellan	-		-	-	-
Andrew Johnson	-		-	-	-
Scott Wisniewski	291,250		2,285,825	-	-
Shanti Gupta	175,000		2,077,500	-	-
Dr. Huiwen Yao	-		-	300,000	3,331,761
Sean Wallace	230,890	(2)	1,188,629	-	-
Brian Heller	123,750	(2)	390,625	-	-

(1)	Amounts represent the aggregate fair value on vesting computed in accordance with FASB ASC 718 for vested equity awards. We provide information regarding the assumptions used to calculate the value of equity awards in Note 11: Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report. For awards vesting on weekends and holidays, fair values were derived from the share price one business day prior.

(2)	In connection with Mr. Wallace’s retirement from the Company in June 2024, 55,890 shares of certain unvested portions of his outstanding time-based vesting RSUs were accelerated. In connection with Mr. Heller’s departure from the Company in May 2024, all of his unvested RSUs and PSUs were forfeited.

2024 Pension Benefits

We have no pension benefits for our executive officers.

2024 Nonqualified Deferred Compensation

We have no nonqualified defined contribution or other nonqualified compensation plans for our executive officers.

Potential Payments Upon Termination or Change of Control

A summary of the benefits available on December 31, 2024 in different scenarios under the terms of our NEO agreements and equity compensation plans are as follows:

Abel Avellan

Mr. Avellan will only receive previously accrued benefits (e.g., accepted salary) upon any termination.

Scott Wisniewski

In the event of a Qualifying Termination (as defined below), Mr. Wisniewski is entitled to a severance payment equal to 50% of his base salary, continued coverage for up to six months under the Company’s group health plans at the same levels and the same cost to Mr. Wisniewski as would have applied if his employment had not terminated, and continued vesting of any portion of his PSUs granted upon hire; provided that, the underlying performance conditions are satisfied as of the date of termination or within 120 days following such date.

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Andrew Johnson

In the event of a Qualifying Termination (as defined below), Mr. Johnson is entitled to a severance payment equal to 75% of his base salary, continued coverage for up to nine months under the Company’s group health plans at the same levels and the same cost to Mr. Johnson as would have applied if his employment had not terminated, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) in the event a Qualifying Termination occurred on or prior to the one-year anniversary of his start date, 100,000 RSUs, and (B) in the event a Qualifying Termination occurred after the one-year anniversary of the start date, (x) (1) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the nine-month anniversary of the date of termination, (2) divided by 365, and multiplied by (y) 75,000.

Shanti Gupta

In the event of termination without Cause (as defined below), Mr. Gupta is entitled to a severance payment equal to 6 months of his base salary.

Dr. Huiwen Yao

Dr. Yao will only receive previously accrued benefits (e.g., accepted salary) upon any termination.

Sean Wallace

On July 12, 2024, Mr. Wallace retired from his position as Chief Financial Officer of the Company. Upon Mr. Wallace’s retirement, Mr. Wallace received a payment of $93,750, payable in bi-monthly installments, acceleration of 55,890 shares of unvested time-based RSUs (with a total value of $577,344), and continuation of medical benefits through November 30, 2024 paid for by the Company.

Brian Heller

On May 1, 2024, Mr. Heller left the employment of the Company. Upon Mr. Heller’s departure from the Company, all of his unvested RSUs and PSUs were forfeited. Mr. Heller received a cash payment of approximately $21,000 in connection with his departure from the Company.

Tabular Disclosure

The following tables show estimated compensation payable to each NEO who was employed on December 31, 2024, upon applicable triggering events (assuming the event occurred on December 31, 2024). Actual amounts can only be determined upon the triggering event. Amounts in the tables assume an annual salary at the level in effect on December 31, 2024 and payout of PSUs at target. These tables do not account for any cutback that may result from the application of the NEO’s agreement terms. If payments and benefits to an NEO would constitute an “excess parachute payment” under Code Section 280G and subject the executive to golden parachute excise taxes under Code Section 4999, the NEO agreements typically utilize a “best net after-tax” payment approach which reduces the executive’s payments and benefits to an amount that results in the greatest after-tax benefit for the executive, taking into account any such excise tax and any applicable federal, state and local taxes.

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Except as set forth below, our named executive officers will only receive previously accrued benefits (e.g., accepted salary) upon any other termination or separation from employment.

Executive Benefits and Payments Upon Termination	Qualifying Termination ($)
Abel Avellan
Cash Severance Payments	-
Equity Awards	-
Health Insurance Benefits	-
Total	-
Scott Wisniewski
Cash Severance Payments	125,000
Equity Awards	3,059,500
Health Insurance Benefits	9,753
Total	3,194,253
Andrew Johnson
Cash Severance Payments	187,500
Equity Awards	2,110,000
Health Insurance Benefits	-
Total	2,297,500
Shanti Gupta
Cash Severance Payments	125,000
Equity Awards	-
Health Insurance Benefits	-
Total	125,000
Huiwen Yao
Cash Severance Payments	-
Equity Awards	-
Health Insurance Benefits	-
Total	-

For purposes of the table above, the following terms have the following general meanings for Messrs. Gupta, Johnson, and Wisniewski:

Qualifying Termination	The NEO’s termination of employment (i) by the Company without Cause (other than by reason of the NEO’s death or disability), (ii) by the NEO for Good Reason, or (iii) by reason of non-renewal of the employment period.

Good Reason	The NEO’s voluntary resignation after:
	●	a material diminution in the NEO’s base salary (solely with respect to Mr. Johnson, unless the reduction is applicable to all similarly situated employees);
	●	a material diminution in the NEO’s position, responsibilities, duties or authority;
	●	a change in the geographic location of the NEO’s primary reporting location of more than 30 miles; and/or
	●	solely with respect to Mr. Johnson, the Company’s failure to grant the equity award described in his employment agreement.

Cause	The occurrence of one or more of the following events:
	●	NEO’s willful failure to perform duties with the Company;
●

NEO’s commission of, indictment for, or entry of a plea of guilty or nolo contendere to a felony crime or a crime of moral turpitude or, other than with respect to Mr. Gupta, involving dishonesty or, solely with respect to Mr. Johnson, a crime related to NEO’s performance of duties;

	●	NEO’s breach of material, contractual obligations to the Company;
	●	Any act of fraud, embezzlement, theft, or misappropriation from the Company by the NEO;
	●	NEO’s willful misconduct or gross negligence in connection with the performance of duties;
	●	Other than with respect to Mr. Gupta, a material breach of the NEO’s fiduciary duty to the Company; or
	●	NEO’s commission of an act of material dishonesty which, solely with respect to Mr. Gupta, results in material reputational, economic or financial injury to the Company or its affiliates.

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Pay Versus Performance

Set forth below is certain information about the relationship between executive “compensation actually paid” (or “CAP”), as defined by SEC rules, to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions.

Year(1)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	AST SpaceMobile Total Shareholder Return ($)(4)	Peer Group Total Shareholder Return ($)(5)	Net Income (Loss) ($000)(6)	Company Selected Measure(7)
2024	-	-	$1,609,800	$3,975,708	$179	$94	$(300,083)
2023	-	-	$250,000	$537,444	$51	$85	$(86,897)
2022	-	-	$1,716,496	$989,452	$41	$75	$(31,640)
2021	$8,995	$8,995	$1,430,211	$160,579	$67	$101	$(30,553)

(1)	Abel Avellan served as the PEO for the entirety of 2024, 2023, 2022, and 2021. Our Non-PEO NEOs for the applicable years were as follows:
●	2024: Scott Wisniewski, Andrew Johnson, Shanti Gupta, Huiwen Yao, Sean Wallace and Brian Heller
●	2023: Sean Wallace and Brian Heller
●	2022: Sean Wallace and Brian Heller
●	2021: Brian Heller and Thomas Severson

(2)	Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our PEO, Mr. Avellan, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEOs reported for the applicable year.
(3)	Amounts reported in these columns represent compensation actually paid; adjustments were made to the amounts reported in the SCT for the applicable year.
(4)	Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on April 7, 2021 (the closing date of our Business Combination as defined in our Annual Report) and ending on December 31 of each of 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(5)	Peer Group reflects the Nasdaq Telecommunications Index, which is the same industry peer group used in the stock performance graph required by Item 201(e) of Regulation S-K and included in our Annual Report.
(6)	The dollar amounts reported represent the amount of net income (loss) attributable to common stockholders reflected in our audited Consolidated Financial Statements included in our Annual Report.
(7)	Consistent with SEC guidance, no Company Selected Measure is shown in the table above because AST SpaceMobile does not use any financial performance measure to link 2024 compensation of its PEO or non-PEO NEOs.

A reconciliation of the adjustments for Mr. Avellan and for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP from SCT amounts. Equity values are calculated in accordance with FASB ASC 718.

	2024 PEO	2024 Non-PEO NEOs	2023 PEO	2023 Non-PEO NEOs	2022 PEO	2022 Non-PEO NEOs	2021 PEO	2021 Non-PEO NEOs
Summary Compensation Table Total(1)		$1,609,800	-	$250,000		$1,716,496	$8,995	$1,430,211
Minus Stock Award Value & Option Award Value Reported in SCT for the Covered Year	-	1,311,575	-	-	-	$1,392,000	-	$1,025,000
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	-	2,417,708	-	-	-	964,000	-	813,850
Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year of Outstanding and Unvested Equity Awards Granted in Prior Years	-	783,060	-	243,513	-	(239,850)	-	(735,900)
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	-	131,250	-	-	-	-	-	-
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	-	541,801	-	43,931	-	(59,194)	-	(322,582)
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	-	(196,337)	-	-	-	-	-	-
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Covered Year	-	-	-	-	-	-	-	-
Compensation Actually Paid		$3,975,708		$537,444		$989,452	$8,995	$160,579

(1)	Unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.

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The following provide graphic descriptions of the relationships between information presented in the pay versus performance table provided above.

Relationship Between CAP and TSR

The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our TSR.

Relationship Between CAP and Net Income (Loss) Attributable to Stockholders

The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our net income (loss) attributable to stockholders.

(1)	Represents the amount of net loss attributable to common stockholders reflected in the Company’s audited financial statements for the applicable year.

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CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Avellan, Chief Executive Officer and Chairman of the Board.

For 2024, our last completed fiscal year:

●	the annual total compensation of the employee identified at median of the Company (other than our CEO), was $120,486; and

●	the annual total compensation of the CEO for purposes of determining the CEO Pay Ratio was $0, as Mr. Avellan did not receive any compensation.

Based on this information, for 2024, the ratio of the annual total compensation of Mr. Avellan to the annual total compensation of our median employees was zero.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

We selected December 31, 2024, which is within the last three months of 2024, as the date upon which we would identify the “median employee.”

We did not rely upon the 5% de minimis exemption for 2024 and thus did not exclude any of our global workforce from the identification of the “median employee”.

To identify the “median employee” from our employee population, we collected actual base salary paid during the 12-month period ended December 31, 2024. In making this determination, we annualized the compensation of all newly hired permanent employees and part-time employees during this period. We selected base salary paid as representing the principal form of compensation delivered to all of our employees, and this information is readily available in each country.

Once we identified our median employee, we combined all of the elements of that employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K to determine the median employee’s annual total compensation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Equity Compensation Plan Information

For details regarding our equity compensation plans, refer to discussion under the “Narrative Disclosure to the Summary Compensation Table” above.

The following table lists awards previously granted and outstanding, and securities authorized for issuance, under the plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans
Equity compensation plans approved by stockholders
SpaceMobile 2024 Incentive Award Plan (1)	1,354,382	$22.51	2,361,348
SpaceMobile 2020 Incentive Award Plan (2)	6,616,635	$9.15	794,787	(3)
AST LLC 2019 Equity Incentive Plan	6,390,261	$1.14	1,564,756	(3)
Equity compensation plans not approved by stockholders	-	$-	-

(1)	Includes 44,000 stock options and 1,310,382 restricted stock awards. Only the stock options have an associated exercise price.

(2)	Includes 3,649,458 stock options and 2,967,177 restricted stock awards. Only the stock options have an associated exercise price.

(3)	Following the Effective Date, no new awards were granted under the 2020 Plan. Following the completion of the Business Combination, no new awards were granted under the AST LLC 2019 Equity Incentive Plan.

Security Ownership of Certain Beneficial Owners and Management

The following sets forth information regarding the beneficial ownership of our voting shares by:

●	each person who is known to be a beneficial owner of more than 5% of our voting shares;

●	each of our NEOs and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

Our authorized Common Stock consists of Class A Common Stock, Class B Common Stock and Class C Common Stock. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Until the earliest to occur of (i) Mr. Avellan’s retirement or resignation from the Board of Directors, (ii) the date on which Mr. Avellan and his permitted transferees beneficially own less than 20% of the Class A Common Stock that Mr. Avellan beneficially owned as of immediately after the closing of the Business Combination and (iii) Mr. Avellan’s death or permanent incapacitation (the “Sunset Date”), holders of Class C Common Stock are entitled to the lesser of (i) 10 votes per share and (ii) a number of votes per share equal to (1) (x) an amount of votes equal to 88.31% of the total voting power of our outstanding voting stock, minus (y) the total voting power of our outstanding capital stock owned or controlled by Mr. Avellan and his permitted transferees, divided by (2) the number of shares of our Class C Common Stock then outstanding (the “Class C Share Voting Amount”), on all matters submitted to stockholders for their vote or approval. From and after the Sunset Date, holders of Class C Common Stock will be entitled to one vote per share.

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Beneficial ownership of shares of our Common Stock is based on 272,079,651 shares of Class A Common Stock, 11,227,292 shares of Class B Common Stock and 78,163,078 shares of Class C Common Stock issued and outstanding as of October 6, 2025.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting shares beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Class C Common Stock		Combined Voting Power
Name and Address of Beneficial Owner (1)	Number	%	Number	%	Number	%	(%)(2)
Five percent Holders:
Rakuten Mobile, Inc. (3)	31,020,155	11.4	-	-	-	-	2.9
Vodafone Ventures Limited (4)	5,471,743	5.2	9,044,454	80.6	-	-	1.4
ATC TRS II LLC (5)	2,500,000	1.7	2,170,656	19.3	-	-	*
Directors and Executive Officers:
Abel Avellan (6)	-	-	-	-	78,163,078	100.0	73.4
Scott Wisniewski	476,181	*	-	-	-	-	*
Andrew Johnson	59,985	*	-	-	-	-	*
Shanti Gupta	117,375	*	-	-	-	-	*
Dr. Huiwen Yao (7)	602,184	*	-	-	-	-	*
Adriana Cisneros (8)	786,127	*	-	-	-	-	*
Luke Ibbetson	-	-	-	-	-	-	-
Edward Knapp	10,000	*	-	-	-	-	*
Keith Larson	-	-	-	-	-	-	-
Hiroshi Mikitani (3)	31,020,155	11.4	-	-	-	-	2.9
Ronald Rubin (9)	71,239	*	-	-	-	-	*
Richard Sarnoff (10)	426,274	*	-	-	-	-	*
Julio A. Torres (11)	58,239	*	-	-	-	-	*
Johan Wibergh (12)	29,001	*	-	-	-	-	*
All directors and executive officers, as a group (14 individuals)	33,656,760	12.4	-	-	78,163,078	100.0	76.6

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o AST SpaceMobile, Inc., Midland International Air & Space Port, 2901 Enterprise Lane, Midland, Texas 79706.
(2)	Percentage of combined voting power represents voting power with respect to all shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, voting together as a single class. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Until the Sunset Date, holders of Class C Common Stock are entitled to the lesser of (i) 10 votes per share and (ii) the Class C Share Voting Amount. From and after the Sunset Date, holders of Class C Common Stock will be entitled to one vote per share.
(3)	The business address of each of Mr. Mikitani and Rakuten Mobile is 1-14-1 Tamagawa, Setagaya-ku, Tokyo 158-0094 Japan. Mr. Mikitani is the founder, Chairman and Chief Executive Officer of Rakuten Mobile, Inc., and as such has voting and investment discretion with respect to the shares of Common Stock held of record by Rakuten Mobile, Inc. and may be deemed to have shared beneficial ownership of the shares of Common Stock held directly by Rakuten Mobile, Inc.
(4)	The business address of Vodafone Ventures Limited is c/o Vodafone House, The Connection, Newbury, Berkshire, RG14 2FN, United Kingdom.
(5)	The business address of ATC TRS II LLC is 116 Huntington Avenue, 11th floor, Boston, MA 02116.
(6)	Includes 2,500,000 shares held by AA Gables, LLC, a wholly-owned subsidiary of Mr. Avellan, which pledged the common units in order to secure its obligations under certain variable prepaid forward contract (“Forward Contract”). Mr. Avellan’s entry into the Forward Contract did not involve the sale of any shares of the Company’s Class A Common Stock beneficially owned by Mr. Avellan at the time the Forward Contract was entered into and had no effect on Mr. Avellan’s voting and Board of Directors rights.
(7)	Consists of (i) 4,750 shares held of record and (ii) 597,434 AST Incentive Equity Options, each of which is vested and exercisable for Incentive Equity Units in AST LLC, each of which is redeemable for one share of Class A Common Stock of the Issuer.
(8)	The business address of Ms. Cisneros is c/o Cisneros Group of Companies, 700 NW 1st Avenue, Suite 1700, Miami, Florida 33136. Ms. Cisneros is the president of Antares Technologies LLC (“Antares”), a subsidiary of the ultimate beneficial owner of these shares, 2014 Scesaplana I Trust, (the “Trust”), and sits on the board of advisors of the Trust. However, under the Trust’s constituent documents Ms. Cisneros is not permitted to and has no voting and investment discretion with respect to the shares of Common Stock held of record by Antares and, as a result, has no beneficial ownership of the Common Stock held directly by Antares. The shares reported as beneficially owned by Ms. Cisneros are comprised of (i) 42,108 shares of Class A Common Stock held directly by Ms. Cisneros, (ii) 725,074 AST Incentive Equity Options, each of which is vested and exercisable for Incentive Equity Units in AST LLC, each of which is redeemable for one share of Class A Common Stock of the Issuer, (iii) 9,538 shares of Class A Common Stock held directly by Ms. Cisneros’s spouse, Nicholas Griffin, (iv) 1,896 shares of Class A Common Stock purchased by 1979 Edendale Investments Ltd., an entity held by The Adriana Cisneros 2014 Portfolio Trust, (v) 1,900 shares of Class A Common Stock held by trust for the benefit of Ms. Cisneros’ minor children, in which she disclaims pecuniary interest, and (vi) 5,611 shares of Restricted Stock Awards (“RSAs”).
(9)	Consists of (i) 65,628 shares held of record and (ii) 5,611 shares of RSAs.
(10)	Consists of (i) 72,628 shares held of record, (ii) 348,035 AST Incentive Equity Options, each of which is vested and exercisable for Incentive Equity Units in AST LLC, each of which is redeemable for one share of Class A Common Stock of the Issuer, and (iii) 5,611 shares of RSAs.
(11)	Consists of (i) 52,628 shares held of record and (ii) 5,611 shares of RSAs.
(12)	Consists of (i) 23,390 shares held of record and (ii) 5,611 shares of RSAs.

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OTHER INFORMATION

Voting Information

Who Can Vote. Record holders of the Company’s Class A Common Stock, Class B Common Stock and Class C Common Stock as of the close of business on the Record Date, may vote at the Special Meeting. As of the close of business on the Record Date, 274,642,182 shares of Class A Common Stock, 11,227,292 shares of Class B Common Stock, and 78,163,078 shares of Class C Common Stock were issued and outstanding and entitled to vote.

Voting Rights. Holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together as a single class on the proposal. Holders of the Company’s Class A Common Stock and Class B Common Stock are entitled to one vote per share on the matter submitted to stockholders for their vote or approval, with all holders of the Company’s Class A Common Stock and Class B Common Stock having in the aggregate 25.7% and 1.1% of the general voting power, respectively. Holders of Class C Common Stock are entitled to the lesser of (i) 10 votes per share and (ii) the Class C Share Voting Amount on the matter submitted to stockholders for their vote or approval. At the Special Meeting, each outstanding share of the Company’s Class C Common Stock will be entitled to ten votes on the matter, with holders of the Company’s Class C Common Stock having in the aggregate 73.2% of the general voting power.

Voting by Proxy. You may vote your proxy, using the internet, by telephone or mail, each as more fully explained below. In each case, we will vote your shares as you direct. When you vote your proxy, you can specify whether you wish to vote for or against or abstain from voting on the approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan.

How to Vote. If any other matters are properly presented for consideration at the Special Meeting, the individuals named on your proxy card as the Named Proxies will have discretion to vote for you on those matters. At the time this Proxy Statement was printed, we knew of no other matters to be raised at the Special Meeting.

●	Vote by Internet

You can vote your shares via the internet on the voting website, which is www.proxypush.com/ASTS. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on Thursday, November 20, 2025. Our internet voting procedures are designed to authenticate stockholders through individual control numbers. If you choose to vote via the internet, you do not need to return your proxy card.

●	Vote by Telephone

If you reside in North America, you can also vote your shares by telephone by calling the toll-free number provided on the voting website, which is www.proxydocs.com/ASTS, and on the proxy card. Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Thursday, November 20, 2025. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders through individual control numbers. If you choose to vote by telephone, you do not need to return your proxy card.

●	Vote by Mail

You can vote your shares by completing and mailing the proxy card to us so that we receive it before 11:59 p.m., Eastern Time, on Thursday, November 20, 2025.

●	Vote by Remote Communication at the Virtual Special Meeting

See “Virtual Special Meeting” below.

Virtual Special Meeting. After careful consideration, the Board has determined to hold a virtual special meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. To participate in the Special Meeting, stockholders as of the Record Date, or their duly appointed proxies, must register to attend the meeting online. Once registered, you will receive an email confirmation. On the day of the Special Meeting, you will receive an email one hour prior to the start of the meeting, at or about 9:00 a.m., Eastern Time, on Friday, November 21, 2025 with a link. This link will allow you to access the meeting 15 minutes prior the Special Meeting’s start time of 10:00 a.m., Eastern Time, on Friday, November 21, 2025. If you encounter any difficulties accessing the virtual special meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual special meeting log-in page.

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We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online and vote your shares electronically by visiting www.proxydocs.com/ASTS. Instructions on how to attend and participate via the internet, including how to demonstrate proof of ownership, will be posted on www.proxydocs.com/ASTS.

A webcast replay of the Special Meeting will be available until November 21, 2026.

Deadline for Submitting Stockholder Proposals for 2026 Annual Meeting (Rule 14a-8): Rule 14a-8 of the Exchange Act describes procedures as to the submission of stockholder proposals. A stockholder proposal intended for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 must meet the requirements of Rule 14a-8 of the Exchange Act and be received by the Corporate Secretary of the Company on or before December 26, 2025, unless the date of the 2026 Annual Meeting is changed by more than 30 days from the anniversary of our 2025 Annual Meeting, in which case the deadline will be as set forth in Rule 14a-8 of the Exchange Act.

Deadline for Submitting Director Nominees and Other Business Proposals for 2026 Annual Meeting: The Company’s Bylaws also set forth the procedures that a stockholder must follow to nominate a candidate for election as a director or to propose other business for consideration at stockholder meetings, in each case, not submitted under Rule 14a-8 of the Exchange Act. In each case, director nominations or proposals for other business for consideration at the 2026 Annual Meeting of Stockholders submitted under these Bylaw provisions must be received by the Corporate Secretary of the Company not earlier than February 6, 2026, nor later than March 8, 2026. In addition to satisfying the requirements under the Company’s Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Revocation of Proxies. You can revoke your proxy at any time before it is exercised at the Special Meeting by taking any one of the following actions: (1) you can follow the instructions given for changing your vote using the internet or by telephone or deliver a valid written proxy with a later date; (2) you can notify the Corporate Secretary of the Company in writing that you have revoked your proxy (using the address in the Notice of Special Meeting of Stockholders above); or (3) you can vote by remote communication at the Special Meeting. Attending the virtual Special Meeting by itself will not be deemed to revoke your proxy.

Quorum. The presence, in person (including virtually) or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all issued and outstanding shares of capital stock of the Company entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. Abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting to determine whether a quorum has been established. Broker non-votes are not considered present at the meeting for determining whether a quorum has been established.

Broker Non-Votes. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you.

Required Votes for Proposal. The affirmative vote of a majority of the votes cast at the Special Meeting, excluding abstentions and broker non-votes, is required to approve the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan. Abstentions will not be considered votes cast; therefore, they will have no effect on the vote with respect to the approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan. Broker non-votes will also not be considered votes cast, and therefore, will have no effect on the vote with respect to the approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan.

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Abel Avellan, our Chairman, Chief Executive Officer and President, possessed approximately 73.2% of the total voting power of our issued and outstanding shares as of the Record Date. Mr. Avellan has indicated his intention to vote for the approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan. Accordingly, the approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan is assured notwithstanding a contrary vote by any or all stockholders other than Mr. Avellan.

Stockholders of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s stock transfer agent (“Continental”), you are considered the stockholder of record with respect to those shares. If you are a registered stockholder and do not vote by internet or telephone, or return your proxy card, your shares will not be voted. If you submit your properly executed proxy card with an unclear voting designation or no voting designation at all, your shares will be voted for the approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares but not the stockholder of record, and your shares are held in “street name.” Brokers who do not receive voting instructions from their beneficial owner clients generally have the discretion to vote their clients’ uninstructed shares on certain routine matters (“routine matters”) but do not have the discretion to vote their clients’ uninstructed shares on all other matters (“non-routine matters”). Proposal No. 1 (vote to approve the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan) is considered a non-routine matter. As a result, your broker does not have discretionary authority to vote on the matter to be voted on at the Special Meeting without instructions from you, in which case a broker non-vote will occur. Therefore, any uninstructed shares held in street name by brokers for their beneficial owner clients will not be voted at the Special Meeting on Proposal No. 1; nor will such shares be treated as present for purposes of determining a quorum. Because the affirmative vote of a majority of the votes cast, excluding abstentions and broker non-votes, is required to approve Proposal No. 1, broker non-votes and abstentions and will not affect the results of the vote on this proposal.

It is important that you instruct your broker on how to vote your shares.

Confidential Voting. All proxies, ballots and vote tabulations that identify stockholders are confidential. An independent tabulator will receive, inspect and tabulate your proxy whether you vote using the internet, by telephone or mail. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except if doing so is necessary to meet legal requirements.

Solicitation of Proxies. The Board is making this solicitation of proxies for the Special Meeting. We will bear all costs of this solicitation, including the cost of preparing and distributing this Proxy Statement and the enclosed form of proxy card and the cost of hosting the virtual meeting. After the initial distribution of this Proxy Statement, proxies may be solicited by mail, telephone, or personally by directors, officers, employees, or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

Other Matters. As of the date of this Proxy Statement’s printing, we do not intend to submit any matters at the Special Meeting other than the matter set forth herein, and we know of no additional matters that will be presented by others.

BY ORDER OF THE BOARD OF DIRECTORS

Abel Avellan
Chairman and Chief Executive Officer

October 28, 2025

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Appendix A

AMENDED AND RESTATED

AST SPACEMOBILE, INC.

2024 INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

The purpose of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan (as it may be further amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of AST SpaceMobile, Inc., a Delaware corporation (the “Company”), and AST & Science, LLC (the “Operating Company”), by linking the individual interests of Directors, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company and the Operating Company and their subsidiaries in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s and the Operating Company’s operation is largely dependent.

This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain foreign subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of Shares authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

The Plan amends and restates the AST SpaceMobile, Inc. 2024 Incentive Award Plan (the “2024 Plan”), which replaced and superseded the AST SpaceMobile, Inc. 2020 Incentive Award Plan (the “Prior Plan”). The Plan will become effective upon the approval of the Company’s stockholders. Upon approval of the 2024 Plan by the Company’s stockholders, no new awards were made under the Prior Plan, although outstanding awards previously made under the Prior Plan shall continue to be governed by the terms of the Prior Plan. Shares of Common Stock that are subject to outstanding awards under the Prior Plan that expire, are forfeited or otherwise terminate unexercised may be subjected to new Awards under the Plan, as provided in Article 3.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

2.2 “Affiliate” shall mean the Operating Company and any other person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company, including any Subsidiary and any Affiliate that is a domestic eligible entity that is disregarded, under Treasury Regulation Section 301-7701-3, as an entity separate from either the Company or any Subsidiary. As used in this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through ownership of voting securities, by contract or otherwise.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

A-1

Appendix A

2.4 “Applicable Law” shall mean any applicable law, including, without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5 “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or SAR Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten- year Option Term or SAR Term, as applicable).

2.6 “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Incentive Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.7 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.8 “Board” shall mean the Board of Directors of the Company.

2.9 “Change in Control” shall mean

(a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and excluding the Permitted Holders (as defined in the Operating Company LLCA)) becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Common Stock, Class B Common Stock, Class C Common Stock, preferred stock and/or any other class or classes of capital stock of the Company (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Company entitled to vote;

(b) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company’s assets (including a sale of all or substantially all of the assets of the Operating Company); or

(c) there is consummated a merger or consolidation of the Company with any other corporation or entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Company immediately prior to such merger or consolidation do not continue to represent, or are not converted into, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the person resulting from such merger or consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock, Class B Common Stock, Class C Common Stock, preferred stock and/or any other class or classes of capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsections (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section l .409A-3(i)(5) (it being understood that vesting of the Award may accelerate upon a Change in Control, even if payment or settlement of the Award may not accelerate pursuant to this clause (ii)).

A-2

Appendix A

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.10 “Class B Common Stock” means the Class B Common Stock, par value $0.0001 per share, of the Company.

2.11 “Class C Common Stock” means the Class C Common Stock, par value $0.0001 per share, of the Company.

2.12 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.13 “Committee” shall mean the Board, or another committee or subcommittee of the Board which may be comprised of one or more Directors and/or executive officers of the Company as appointed by the Board, to the extent permitted in accordance with Applicable Law.

2.14 “Common Stock” shall mean the Class A Common Stock, par value $0.0001 per share, of the Company.

2.15 “Common Units” means Common Units, as defined in the Operating Company LLCA.

2.16 “Company” shall have the meaning set forth in Article 1.

2.17 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any parent of the Company or Affiliate who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.18 “Director” shall mean a member of the Board, as constituted from time to time.

2.19 “Director Limit” shall have the meaning set forth in Section 4.6.

2.20 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.21 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.22 “Effective Date” shall mean September 10, 2024, which was the date the 2024 Plan was originally adopted by the Company’s stockholders.

2.23 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.24 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any parent of the Company or Affiliate.

2.25 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

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2.26 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.27 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.28 “Holder” shall mean a person who has been granted an Award.

2.29 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.30 “Incentive Unit” shall mean, to the extent authorized by the Operating Company LLCA, a class of limited liability company unit in the Operating Company that is granted pursuant to Section 9.3 hereof and is intended to constitute a “profits interest” within the meaning of the Code.

2.31 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.32 “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.

2.33 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.34 “Operating Company” means shall have the meaning set forth in Article 1.

2.35 “Operating Company LLCA” means the Fifth Amended and Restated Limited Liability Company Operating Agreement of the Operating Company, as may be amended and/or restated from time to time.

2.36 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.37 “Option Term” shall have the meaning set forth in Section 5.4.

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2.38 “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee, and (c) the Operating Company LLCA.

2.39 “Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.

2.40 “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that may be used to establish Performance Goals include, but are not limited to, the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) net income (either before or after taxes) or net income growth; (iii) adjusted net income; (iv) operating earnings or profit (consolidated or unconsolidated, and either before or after taxes); (v) cash flow (including, but not limited to, operating cash flow and free cash flow); (vi) return on assets or return on net assets; (vii) return on capital (or invested capital) and cost of capital; (viii) return on stockholders’ equity; (ix) total stockholder return; (x) gross or net profit or operating margin; (xi) costs, reductions in costs and cost control measures; (xii) expenses and expense control measures; (xiii) working capital; (xiv) earnings or loss per share; (xv) adjusted earnings or loss per share; (xvi) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xvii) regulatory achievements or compliance; (xviii) revenues, revenue growth or net revenue growth, (xix) implementation or completion of critical projects; (xx) market share; (xxi) economic value; (xxii) hiring or personnel, and (xxiii) individual employee performance, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or other employees or to market performance indicators or indices.

2.41 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined with reference to Applicable Accounting Standards or any other methodology as determined appropriate by the Administrator.

2.42 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.

2.43 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.44 “Plan” shall have the meaning set forth in Article 1.

2.45 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.46 “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.47 “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.

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2.48 “Rule 16b-3” means Rule 16b-3 of the Exchange Act and any amendments thereto.

2.49 “SAR Term” shall have the meaning set forth in Section 5.4.

2.50 “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.51 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.52 “Shares” shall mean shares of Common Stock.

2.53 “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting (x) the exercise price per share of such Award from (y) the Fair Market Value on the date of exercise of such Award by (ii) the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.54 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.55 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.56 “Termination of Service” shall mean the date the Holder ceases to be an Eligible Individual. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin- off).

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ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Sections 3.l(b) and 12.2, Awards may be made under the Plan covering an aggregate number of Shares not to exceed the sum of (i) 14,000,000 Shares, which consists of (a) 2,000,000 Shares authorized for issuance under the 2024 Plan as of the Effective Date, (b) 2,000,000 Shares authorized effective as of January 1, 2025 by Administrator action pursuant to Section 3.1(a) of the 2024 Plan and (c) an additional 10,000,000 Shares, plus (ii) one (1) Share for every one (1) Share available for award under the Prior Plan as of July 30, 2024. The limit provided in the immediately preceding sentence shall also constitute the maximum number of Awards under the Plan that may be granted as Incentive Stock Options; provided, however, that such limit shall be increased by up to 2,000,000 Shares as of each January 1st following the Effective Date and prior to the Expiration Date of this Plan. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market. Subject to Section 12.2, each Incentive Unit issued pursuant to an Award shall count as one (1) Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3.l(a). Any Shares subject to an Award under the Prior Plan or, for the avoidance of doubt, the 2024 Plan that expires, is forfeited, otherwise terminates or is settled in cash, after the Effective Date, shall be added to the Shares reserved for issuance under this Plan. In addition, the number of Shares available for issuance under the Plan may increase on each January 1st occurring following the Effective Date and prior to the Expiration Date in an amount up to 2,000,000 Shares by action of the Administrator.

(b) If any Shares are forfeited, expire or otherwise terminate, or such Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. In addition, the following Shares shall be added to the Shares authorized for grant under Section 3.l(a) and shall be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or a Stock Appreciation Right; (iii) Shares subject to a Stock Appreciation Right or other stock-settled Award (including Awards that may be settled in cash or stock) that are not issued in connection with the settlement or exercise, as applicable, of the Stock Appreciation Right or other stock-settled Award; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.l(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code, and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

ARTICLE 4

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be required pursuant to the Non-Employee Director Equity Compensation Policy as described in Section 4.6, no Eligible Individual or other person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.

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4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator, in its sole discretion, may grant Awards to Eligible Individuals that are based on one or more Performance Criteria or achievement of one or more Performance Goals or any such other criteria or goals as the Administrator shall establish.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5 Foreign Holders. Notwithstanding any provision of the Plan or applicable Program and/or Sub Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish Sub Plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such Sub Plans and/or modifications shall increase the share limitation contained in Section 3.1 or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

4.6 Non-Employee Director Awards.

(a) Non-Employee Director Equity Compensation Policy. The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time.

(b) Director Limit. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the sum of the grant date fair value of equity-based Awards granted and the amount of any cash-based Awards or other fees paid to a Non-Employee Director during any calendar year shall not exceed $1,000,000 (the “Director Limit”). The Administrator may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

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ARTICLE 5

GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan, including any limitations in the Plan that apply to Incentive Stock Options; provided, however that Options and Stock Appreciation Rights may not be granted with respect to stock that is not “service recipient stock” as defined in Treasury Regulation Section 1.409A-l(b)(5)(iii).

5.2 Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including, without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

5.3 Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4 Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Tenn, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

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5.5 Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (a) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (b) Shares may not be purchased or sold by the applicable Holder due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year (or any shorter) term of the applicable Option or Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.

ARTICLE 6

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, unless the Administrator otherwise determines, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

6.2 Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written notice of exercise in a form the Administrator approves (which may be electronic) complying with the applicable rules established by the Administrator. The notice shall be signed or otherwise acknowledged electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law;

(c) In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.

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6.3 Expiration of Option Term or SAR Term: Automatic Exercise of In-the-Money Options and Stock Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date, shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.l(b) or 10.l(c), and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3.

6.4 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition or other transfer (other than in connection with a Change in Control) of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

ARTICLE 7

AWARD OF RESTRICTED STOCK

7.1 Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock, or the right to purchase Restricted Stock, to Eligible Individuals, and shall determine the terms and conditions, including the vesting conditions (which may be based on continued service and/or the achievement of Performance Goals) and other restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2 Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary dividends or distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to the Holder holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes non-forfeitable.

7.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) and any property or cash transferred to Holders in connection with an extraordinary dividend or distribution shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement.

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7.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement.

7.5 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 8

AWARD OF RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. A Holder will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

8.2 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Goals or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. An Award of Restricted Stock Units shall only be eligible to vest while the Holder is an Employee, a Consultant or a Director, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may become vested subsequent to a Termination of Service in the event of the occurrence of one or more specified events, including a Change in Control.

8.3 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date applicable to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; and (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

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ARTICLE 9

AWARD OF OTHER STOCK OR CASH BASED AWARDS, DIVIDEND EQUIVALENTS AND INCENTIVE UNITS

9.1 Other Stock or Cash Based Awards. The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, Performance Criteria and Performance Goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.

9.2 Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. Notwithstanding the forgoing, Dividend Equivalents with respect to an Award shall only be paid to the Holder to the extent that the vesting conditions are subsequently satisfied. All such Dividend Equivalents will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes non-forfeitable, unless determined otherwise by the Administrator.

9.3 Incentive Units. The Administrator is authorized to grant Incentive Units (if authorized under the Operating Company LLCA) in such amount and subject to such terms and conditions as may be determined by the Administrator; provided, however, that Incentive Units may only be issued to a Holder for the performance of services to or for the benefit of the Operating Company (a) in the Holder’s capacity as a member of the Operating Company, (b) in anticipation of the Holder becoming a member of the Operating Company, or (c) as otherwise determined by the Administrator, provided that if and to the extent that the Incentive Units are intended to constitute “profits interests” within the meaning of the Code, including, to the extent applicable, Revenue Procedure 93-27, 1993-2 C.B. 343 and Revenue Procedure 2001-43, 2001-2 C.B. 191, such Incentive Units shall be granted, administered and interpreted in all respects in accordance with the requirements thereof. The Administrator shall specify the conditions and dates upon which the Incentive Units shall vest and become nonforfeitable. Incentive Units shall be subject to the terms and conditions of the Operating Company LLCA and such other restrictions, including restrictions on transferability, as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

ARTICLE 10

ADDITIONAL TERMS OF AWARDS

10.1 Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, wire transfer of immediately available funds or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

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10.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section l0.1 hereof, including without limitation, by allowing such Holder to elect to have the Company or any Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares that may be so withheld or surrendered shall be limited to the number of Shares that have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3 Transferability of Awards.

(a) Except as otherwise provided in Sections 10.3(b) and 10.3(c):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); (iii) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by applicable law; and (iv) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section l0.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

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(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

10.4 Conditions to Issuance of Shares.

(a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b) All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) Unless the Administrator otherwise determines, no fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

(f) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

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10.5 Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of the AST SpaceMobile, Inc. Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation (as it may be amended, restated, supplemented or replaced from time to time and including any successor policy or policies thereto) and any other claw-back policy implemented by the Company, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6 Repricing. Subject to Section 12.2, the Administrator may not, without the approval of the stockholders of the Company,

(a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

10.7 Amendment of Awards. Subject to Applicable Law and Section 10.6, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or settlement. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.10).

10.8 Lock-Up Period. The Company may, in connection with registering the offering of any Company securities under the Securities Act, prohibit Holders from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter. In order to enforce the foregoing, the Company shall have the right to place restrictive legends on the certificates of any securities of the Company held by the Holder and to impose stop transfer instructions with the Company’s transfer agent with respect to any securities of the Company held by the Holder until the end of such period.

10.9 Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 10.9 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company and its Affiliates in the implementation, administration and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Holder’s ability to participate in the Plan, and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

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ARTICLE 11

ADMINISTRATION

11.1 Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, (A) shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board, and (B) may re-vest in itself at any time any authority of the Committee hereunder, and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.7 or Section 12.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

11.3 Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Neither the Administrator nor any member or delegate thereof shall have any liability to any person (including any Holder) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award.

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11.4 Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria and/or Performance Goals, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non- competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement, resolve any ambiguities under the Plan or any Award and supply any omissions; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all persons.

11.6 Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more Directors or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

11.7 Acceleration. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to accelerate, wholly or partially, the vesting or lapse of restrictions (and, if applicable, the Company shall cease to have a right of repurchase) of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 12.2.

11.8 Deferral. Notwithstanding any provision in this Plan to the contrary, the Administrator, in its sole discretion, may provide that Awards and amounts payable under such Awards may be deferred by Holders pursuant to such plan, policy or procedure as the Administrator and/or the Company may establish from time to time.

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ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Amendment, Suspension or Termination of the Plan.

(a) Except as otherwise provided in Section 12.l(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.7 and Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b) Notwithstanding Section 12.l(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6.

(c) No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board and (ii) the date the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.

12.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of (i) any equity distribution, extraordinary cash dividend or other distribution (whether in the form of securities or other property), recapitalization, division of Shares or Common Units, Share or unit split, reverse Share or unit split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or Common Units or other securities of the Company or an Affiliate, as applicable, issuance of warrants or other rights to acquire Shares or Common Units or other securities of the Company or an Affiliate, as applicable, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Shares or Common Units, or (ii) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company or an Affiliate, or the financial statements of the Company or an Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Administrator in its sole discretion to be necessary or appropriate, then the Administrator shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) Adjusting any or all of (A) the number of Shares or other securities of the Company or an Affiliate (or the number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 3 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Shares or other securities of the Company or an Affiliate (or the number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the exercise price with respect to any Award or (3) any applicable performance measures;

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Appendix A

(ii) Providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) Cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Administrator (which, if applicable, may be based upon the price per Share received or to be received by other holders of the Shares or same class or series of securities as the securities subject to the Award in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the Shares subject to such Option or SAR over the aggregate exercise price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having an exercise price equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor).

For the avoidance of doubt, in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 718, Compensation - Stock Compensation (FASB ASC 718)), the Administrator shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustments under this Section 12.2(a) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3, to the extent applicable. The Administrator or its designee shall give each Holder notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(b) Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Administrator may provide in its sole discretion that, with respect to all or any portion of a particular outstanding Award or Awards:

(i) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Holder’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Holder’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(ii) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iv) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article III on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;

(v) To replace such Award with other rights or property selected by the Administrator; and/or

(vi) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

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Appendix A

To the extent practicable, any actions taken by the Administrator under the immediately preceding clauses (i) through (vi) shall occur in a manner and at a time which allows affected Holders the ability to participate in the Change in Control transaction with respect to the Shares subject to their Awards.

12.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse, and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void and the 2024 Plan shall thereupon remain in place.

12.4 No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and Incentive Units and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop- transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9 Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

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Appendix A

12.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Affiliates is subject to Section 409A, and such Award or other amount is payable on account of a Holder’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A (and for clarity, the foregoing shall apply to any Award or other amount that is payable on account of a Holder’s Termination of Service (or similarly defined term) and which relies on an exemption from Section 409A linked to a “separation from service”), and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder’s Termination of Service, or (ii) the date of the Holder’s death. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

12.11 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

12.12 Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator (and each delegate thereof pursuant to Section 11.6) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan or any Award Agreement and against and from any and all amounts paid by him or her, with the Board’s approval, in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf and, once the Company gives notice of its intent to assume such defense, the Company shall have sole control over such defense with counsel of the Company’s choosing. The foregoing right of indemnification shall not be available to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of the person seeking indemnity giving rise to the indemnification claim resulted from such person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.13 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.14 Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

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AST SpaceMobile
P.O. BOX 8016, CARY, NC 27512-9903

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AST SpaceMobile, Inc.

Special Meeting of Stockholders

For Stockholders of record as of October 15, 2025

Friday, November 21, 2025 10:00 AM, Eastern Time

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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Andrew M. Johnson (the "Named Proxy"), as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes him, to vote all the shares of capital stock of AST SpaceMobile, Inc. which the undersigned is entitled to vote at the 2025 Special Meeting of Stockholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorney to vote in his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

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AST SpaceMobile

AST SpaceMobile, Inc. Special Meeting of Stockholders

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